                                                                   EXHIBIT 10(d)

                                      NASD
                          SUBORDINATED LOAN AGREEMENT
                       AMENDMENT EXTENDING MATURITY DATE

                                      SL-A

                               AGREEMENT BETWEEN:


                          LENDER: AIG SUNAMERICA INC.

           1 SunAmerica Center, 1999 Avenue of the Stars, 38th Floor
           ---------------------------------------------------------
                                (Street Address)

               Los Angeles         California          90067-6002
               -----------         ----------          ----------
                 (City)              (State)              (Zip)

                                      AND


              BROKER-DEALER: AIG SUNAMERICA CAPITAL SERVICES, INC.


                          733 Third Avenue, 3rd Floor
                          ---------------------------
                                (Street Address)

                New York            New York              10017
                --------            --------              -----
                 (City)              (State)              (Zip)






NASD ID Number: 13158
DATE FILED: February 19, 2003

                          SUBORDINATED LOAN AGREEMENT
                       AMENDMENT EXTENDING MATURITY DATE


     This AMENDMENT NO. 2 of that certain NASD Subordinated Loan Agreement for Equity Capital SL-5 by and between AIG SunAmerica Inc. (the "Lender") and AIG SunAmerica Capital Services, Inc. (the "Broker-Dealer") effective as of February 21, 2000 ("Subordinated Loan Agreement") and amendment thereto dated as of January 15, 2002 (the "Amendment") is dated as of January 27, 2003 ("Amendment No. 2").

     In consideration of the sum of $6,000,000.00 (the unpaid principal amount) and subject to the terms and conditions set forth in the Subordinated Loan Agreement approved by the National Association of Securities Dealers, Inc. ("NASD"), as amended by the Amendment scheduled to mature on March 31, 2004, bearing Loan Number 10-E-SLA-11151, the Broker-Dealer and the Lender agree to extend the maturity date until March 31, 2005. This Amendment No. 2 shall not become effective unless and until the NASD has found this Amendment No. 2 acceptable.

     The interest rate set forth in the Subordinated Loan Agreement is changed to 4.25% per annum effective as of April 1, 2004.




                         (The signature page follows.)

         IN WITNESS WHEREOF the parties have set their hands and seal this 27th day of January 2003.

BROKER-DEALER:                      AIG SUNAMERICA CAPITAL SERVICES, INC.

[Seal]
                                    By: /s/ John Genoy
                                       -------------------------------
                                       Name:  John Genoy
                                       Title: Chief Financial Officer

LENDER                              AIG SUNAMERICA INC.

[Seal]
                                    By: /s/ James R. Belardi
                                       -------------------------------
                                       Name:  James R. Belardi
                                       Title: Executive Vice President


                               FOR NASD USE ONLY


                               ACCEPTED BY: /s/
                                           ---------------------------
                                                     (Name)

                                            Assoc. Director
                                           ---------------------------
                                                     (Title)


                               EFFECTIVE DATE: 3/31/04
                                              -------------------------

                               LOAN NUMBER: 9B-E-SLA-11171
                                           ----------------------------
                                            (Formerly 10-E-SLA-11151)